Exhibit 10.1 Bellerophon Therapeutics, Inc. Binding Term Sheet and Agreement for Line of Credit Facility This Binding Term Sheet and Agreement for Line of Credit Facility (the “Agreement”) is entered into as of December 16, 2019, by and among the signatories hereto. NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties agree as follows: Borrower: Bellerophon Therapeutics, Inc. (the “Borrower” or the “Company”) Lenders: Each of New Mountain Partners II AIV-A LP, New Mountain Partners II AIV-B LP, Allegheny New Mountain Partners LP, New Mountain Affiliated Investors II LP, Puissance Capital Management LP, Jonathan M. Peacock, Naseem Amin and Ted Wang (each a Lender and collectively, the “Lenders”) will participate as a Lender in the Credit Facility as follows: Pro-rata % Pro-rata $ New Mountain Partners II AIV-A LP 43.19% 4,318,672 New Mountain Partners II AIV-B LP 6.63% 663,180 Allegheny New Mountain Partners LP 3.90% 389,955 New Mountain Affiliated Investors II LP 0.90% 90,096 Puissance Capital Management LP 29.94% 2,994,156 Jonathan M. Peacock 6.77% 676,824 Naseem Amin 6.56% 656,240 Ted Wang 2.11% 210,878 TOTAL 100.0% $ 10,000,000 Use of Proceeds: Working capital and general corporate purposes. Credit Facility: Up to $10,000,000 Drawdowns: Provided that the Company has randomized the first patient in its iNO-PF Phase 3 clinical trial, the Company will have the right to draw down $5,000,000 after March 31, 2020 and another $5,000,000 after June 30, 2020, provided that no drawdowns shall be made later than December 31, 2020. Drawdowns will be made to the Company by the Lenders on a pro rata basis. It shall be a condition to each drawdown that there has been no material adverse change in the condition

(financial or otherwise), properties, business or operations of the Company since the date of this Agreement. Commitment Fee: The Company shall pay the Lenders a fee in cash equal to $300,000 in the aggregate (divided pro rata among each Lender) upon the earliest of (i) the occurrence of a Change of Control (as defined below), (ii) the first drawdown or (iii) the completion by the Company of a single capital raise with gross proceeds of at least $10,000,000. Board Approval: The Company will be required to receive approval from its Board of Directors prior to each drawdown, including from a majority of its disinterested directors. Prepayment: The Lenders will have the right to require the repayment of the loan at any time after the Company completes a single capital raise with gross proceeds of at least $15,000,000. Maturity Date: 24 months from the date that the parties execute this Agreement. Interest: 8.0% per annum, which is payable in kind (“PIK”). Conversion Terms: Immediately prior to the consummation of a Change of Control (as defined below), each Lender will have a right to convert outstanding drawdown loan amounts into shares of common stock of the Company at a conversion price per share equal to the Nasdaq Official Closing Price immediately preceding the signing of this Agreement relating to this Credit Facility (subject to adjustment for stock splits and similar transactions); provided that the aggregate number of shares of common stock of the Company to be issued upon conversion of the drawdown loan amounts under this Credit Facility to a Lender other than New Mountain Capital (or its affiliates), in addition to shares of Company common stock owned by or otherwise issued to such Lender, shall not exceed 19.99% of the Company’s issued and outstanding common stock in the aggregate pursuant to the Company’s obligations under Nasdaq Listing Rule 5635(c) (or any successor or similar rule or interpretation thereof) unless stockholder approval is obtained. “Change of Control” shall mean (i) a merger or consolidation of the Company with another corporation (other than a merger effected exclusively for the purpose of changing the domicile of the Company), (ii) the sale, assignment, transfer, conveyance or other disposal of all or substantially all of the properties or assets or all or a majority of the outstanding voting shares of capital stock of the Company, (iii) a purchase, tender or exchange offer accepted by the holders of a majority of the outstanding voting shares of capital stock of the Company, or (iv) a “person” or “group” (as these terms are used for purposes of Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of at least a majority of the voting power of the capital stock of the Company. Events of Default: Events of default under the Credit Facility shall include a Change of Control, bankruptcy and insolvency. Announcements: The Company must announce the material terms of this Agreement in a Form 8-K filed with the SEC within four business days. No Third Party Nothing in this Agreement, express or implied, is intended to confer upon any third party (other Beneficiaries: than a permitted successor or assign of a party hereto) any rights, remedies, obligations or liabilities. Governing Law: This Agreement shall be governed by, interpreted and construed, and all claims and disputes, whether in tort, contract or otherwise be resolved in accordance with the substantive laws of the State of Delaware without reference to any rules of conflict of laws.

Counterparts: This Agreement may be executed in two or more counterparts (including by facsimile or e-mail), each of which will together represent one and the same agreement and all signatures need not appear on any one counterpart.

IN WITNESS WHEREOF, the parties hereto have duly executed this Binding Term Sheet and Agreement, as of the day and year first above written. Bellerophon Therapeutics, Inc. By: _____________________ Name: Title: New Mountain Partners II AIV-A LP By: _____________________ Name: Title: New Mountain Partners II AIV-B LP By: _____________________ Name: Title: Allegheny New Mountain Partners LP By: _____________________ Name: Title: New Mountain Affiliated Investors II LP By: _____________________ Name: Title:

Puissance Capital Management LP By: _____________________ Name: Title: ______________________________ Jonathan M. Peacock, individually ______________________________ Naseem Amin, individually ______________________________ Ted Wang, individually